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                                                                   EXHIBIT 10.25


                                                              Loan No.:  1910131
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H Heller Financial

                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT ("Agreement") is made this 31st day of October, 1997, by and between G.I. Joe's, Inc. an Oregon Sub S-Corporation ("Debtor"), whose business address is 9805 Boeckman Road, Wilsonville, Oregon 97070 and Heller Financial, Inc., a Delaware corporation ("Secured Party"), whose address is Commercial Equipment Finance Division, 500 West Monroe Street, Chicago, Illinois 60661.

                                   WITNESSETH:

1. Secure Payment. To secure payment of indebtedness in the principal sum of up to One Million Three Hundred and 00/ 100 Dollars ($1,300,000.00), as evidenced by a note or notes executed and delivered by Debtor to Secured Party (the "Notes") and any obligations arising under this Agreement, and also to secure any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including all future advances or loans which may be made at the option of Secured Party (all the foregoing hereinafter called the "Indebtedness"), Debtor hereby grants and conveys to Secured Party a first priority continuing lien and security interest in the personal property described on any schedule(s) now or hereafter attached to or made a part hereof by reference hereto (the "Schedules"), all products and proceeds (including insurance proceeds) thereof, if any, and all substitutions, replacements, attachments, additions, and accessions thereto (all of the foregoing hereinafter called the "Collateral.") The Schedules may be supplemented from time to time to evidence the Collateral subject to this Agreement.

2. Representations, Warranties and Covenants. Except as otherwise provided, each representation and warranty made by Debtor in this Agreement shall be true, correct and complete as of the date of this Agreement and as of the date of each advance of funds under a Note. Debtor hereby represents, warrants and covenants as follows:

     (a) Perform Obligations. Debtor shall pay as and when due all Indebtedness secured by this Agreement and perform all of the obligations contained

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in this Agreement according to its terms. Debtor shall use the loan proceeds for business uses and not for personal, family, household, or agricultural uses.

     (b) Perfection. This Agreement and all necessary Uniform Commercial Code filings together create a valid, perfected and first priority continuing lien and security interest in the Collateral, securing the payment and performance of the Indebtedness, and all filings and other actions necessary or desirable to create, perfect and protect such security interest have been or will be duly taken.

     (c) Collateral Free and Clear. Except as may be set forth on a Schedule, the Collateral is and shall remain free and clear of all liens, claims, charges, encumbrances and other security interests of any kind (other than the security interest granted hereby). Debtor shall defend the title to the Collateral against all persons and against all claims and demands whatsoever.

     (d) Possession and Operating Order of the Collateral. Debtor shall retain possession of the Collateral at all times and shall not sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party. Debtor shall at all times keep the Collateral at the location[s] specified on the Schedules (except for removals thereof in the usual course of business for temporary periods). At Debtor's sole cost and expense, Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse, waste or otherwise allow it to deteriorate, except for normal wear and tear. Secured Party may verify any Collateral in any reasonable manner which Secured Party may consider appropriate, and Debtor shall furnish all reasonable assistance and information and perform any acts which Secured Party may reasonably request in connection therewith.

     (e) Insurance. Debtor shall insure the Collateral against loss by fire (including extended coverage), theft and other hazards, for its full insurable value including replacement costs, with a deductible not to exceed Fifty Thousand and 00/100 Dollars ($50,000.00) per occurrence and without co-insurance. In addition, Debtor shall obtain liability insurance covering liability for bodily injury, including death and property damage, in an amount of at least Five Million and 00/100 Dollars ($5,000,000.00) per occurrence or such greater amount as may comply with general industry standards, or in such other amounts as Secured Party may otherwise require. All policies of insurance required hereunder shall be in such form, amounts, and with such companies as Secured Party may approve; shall provide for at least thirty (30) days prior written notice to Secured Party prior to any modification or cancellation thereof; shall name Secured Party as loss payee or additional insured, as applicable, and shall be payable to Debtor and Secured Party as their interests may appear; shall waive any claim for premium against Secured Party; and shall provide

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that no breach of warranty or representation or act or omission of Debtor shall terminate, limit or affect the insurers' liability to Secured Party. Certificates of insurance or policies evidencing the insurance required hereunder along with satisfactory proof of the payment of the premiums therefor shall be delivered to Secured Party. Debtor shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts. Debtor hereby assigns to Secured Party, as additional security for the Indebtedness, all sums which may become payable under such insurance.

     In the event Debtor fails to provide Secured Party with evidence of the insurance coverage required by this Agreement, Secured Party may purchase insurance at Debtor's expense to protect Secured Party's interests in the Collateral. This insurance may, but need not, protect Debtor's interests. The coverage purchased by Secured Party may not pay any claim made by Debtor or any claim that is made against Debtor in connection with the Collateral. Debtor may later cancel any insurance purchased by Secured Party, but only after providing Secured Party with evidence that Debtor has obtained insurance as required by this Agreement. If Secured Party purchases insurance for the Collateral, Debtor will be responsible for the costs of that insurance, including interest and other charges imposed by Secured Party in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Debtor is able to obtain on its own.

     (f) If Collateral Attaches to Real Estate. If the Collateral or any part thereof has been attached to or is to be attached to real estate, an accurate description of the real estate and the name and address of the record owner is set forth on the Schedules. Debtor shall, on demand of Secured Party, furnish Secured Party with a disclaimer or waiver of any interest in any such Collateral satisfactory to Secured Party and signed by all persons having an interest in the real estate. Notwithstanding the foregoing, the Collateral shall remain personal property and shall not be affixed to realty without the prior written consent of Secured Party.

     (g) Financial Statements. Debtor shall furnish to Secured Party, as soon as practicable, and in any event within sixty (60) days after the end of each fiscal quarter of Debtor and each guarantor of all or any part of the Indebtedness (each, a "Guarantor"), respectively, Debtor's and each Guarantor's unaudited financial statements including in each instance, balance sheets, income statements, and statements of cash flow, on a consolidated and consolidating basis, as appropriate, and

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separate profit and loss statements as of and for the quarterly period then ended and for the respective person's fiscal year to date, prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"). Debtor shall also furnish to Secured Party, as soon as practicable, and in any event within ninety (90) days after the end of each fiscal year of Debtor and each Guarantor, respectively, Debtor's and each Guarantor's annual audited financial statements, including balance sheets, income statements and statements of cash flow for the fiscal year then ended, on a consolidated and consolidating basis, as appropriate, which have been prepared by its independent accountants in accordance with GAAP. Such audited financial statements shall be accompanied by the independent accountant's opinion, which opinion shall be in form generally recognized as "unqualified".

     (h) Authorization. Debtor is now, and will at all times remain, duly licensed, qualified to do business and in good standing in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets. The execution and delivery of this Agreement, the Notes the commitment executed by the parties, if any, (to the extent not inconsistent herewith) and any other documents and instruments executed contemporaneously with or delivered pursuant to this Agreement and the Notes, all as amended from time to time (collectively the "Loan Documents"), have been duly authorized by Debtor and constitute the legal, valid, and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms. Debtor shall preserve and maintain its existence and shall not wind up its affairs or otherwise dissolve. Debtor shall not, without thirty (30) days prior written notice to Secured Party, (1) change its name or so change its structure such that any financing statement or other record notice becomes misleading or (2) change its principal place of business or chief executive or accounting offices from the address stated herein.

     (i) Litigation. Except as disclosed by Debtor on a Schedule, there are no judgments outstanding against or affecting Debtor, its officers, directors or affiliates or any part of the Collateral and there are no actions, charges, claims, demands, suits, proceedings, or investigations pending or threatened against Debtor or otherwise affecting any part of the Collateral ("Litigation"). Debtor shall furnish to Secured Party all information regarding any material Litigation as Secured Party shall reasonably request and in any event shall promptly notify Secured Party in writing of any Litigation against it which if decided against it would materially and adversely affect the finances or operations of Debtor. For the purposes of this subsection 2(i), Five Hundred Thousand and 00/100 Dollars ($500,000.00) shall be deemed material.

     (j) No Conflicts. Debtor is not in violation of any material term or provision of its by-laws, or of any material agreement or instrument, decree, order, or any statute, rule, or governmental regulation applicable to it. The execution, delivery,

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and performance of the Loan Documents do not and will not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge, or encumbrance upon any of the properties or assets of Debtor, except for the security interest created hereunder.

     (k) Compliance with Laws. Debtor shall use and maintain the Collateral in accordance with all applicable laws, regulations, ordinances, and codes and shall otherwise comply in all material respects with all applicable laws, rules, and regulations and duly observe all valid requirements of all governmental authorities, and all statutes, rules and regulations relating to its business as now in effect and which may be imposed in the future.

     (l) Taxes. Debtor has timely filed all tax returns (federal, state, local, and foreign) required to be filed by it and has paid or established reserves for all taxes, assessments, fees, and other governmental charges in respect of its properties, assets, income and franchises. Debtor shall promptly file, pay and discharge all taxes, assessments, license fees (related to the Collateral) and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payments of such taxes, assessments, and other governmental charges and make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that any or all of such taxes, assessments, license fees or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being diligently contested in good faith and by appropriate proceedings diligently conducted and Debtor has established cash reserves therefor in accordance with GAAP. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in connection with or respect of any of the Loan Documents, Debtor shall pay the same (including interest and penalties, if any) and shall hold Secured Party harmless with respect thereto.

     (m) Environmental Laws/Compliance. Except as disclosed by Debtor on a Schedule, Debtor (1) has not received any claim, summons, complaint, order, or other notice that it is not in compliance with, or that any public authority is investigating its compliance with, any federal, state, and local laws, rules, regulations, orders, and decrees relating to pollution, hazardous substances, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment, all as amended from time to time (collectively, "Environmental Laws"), (2) has no knowledge of any material violation of any Environmental Laws on or about its assets or property, and (3) is not under any current clean up or other remediation program or order. Debtor has obtained all environmental, health and safety permits necessary for the operation of Debtor's business. Debtor is and shall

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remain in compliance, in all respects, with the terms and conditions of all permits and with all applicable Environmental Laws. Debtor shall provide Secured Party, promptly following receipt, copies of any correspondence, notice, complaint, order, or other document that it receives asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action or other response by or on the part of Debtor under any Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of any Environmental Laws. Debtor will promptly notify Secured Party of any release, spill or material change in the nature or extent of any hazardous substances or contaminants used, transported or stored by Debtor or any subsidiary of Debtor, and allow no material change in the use thereof or of Debtor's operations that would increase in any material amount the risk of violation of any Environmental Laws without the express prior written approval of Secured Party.

     (n) Regulations. No proceeds of the loans or any other financial accommodation hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, as that term is defined in Regulations G, T, U, X of the Board of Governors of the Federal Reserve System.

     (o) Books and Records. Debtor shall maintain, at all times, true and complete books and records in accordance with GAAP and consistent with those applied in the preparation of Debtor's financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Debtor shall permit Secured Party or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records relating to the Collateral.

     (p) Setoff. Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party is hereby authorized at any time and from time to time to the fullest extent permitted by law, but shall not be obligated to, set off and apply against any and all Indebtedness, any and all monies then or thereafter owed to Debtor by Secured Party, whether or not the obligation to pay such monies owed by Secured Party is then due. An election by Secured Party to exercise its right of setoff shall be effective immediately upon such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

     (q) Standard of Care; Notice of Claims. Debtor acknowledges and agrees that Secured Party shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a sole and direct result of Secured Party's gross negligence or willful misconduct. Debtor shall give Secured Party

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written notice of any action or inaction by Secured Party or any agent or attorney of Secured Party that may give rise to a claim against Secured Party or any agent or attorney of Secured Party or that may be a defense to payment of the Indebtedness or performance hereunder for any reason, including commission of a tort (subject, in any event, to the first sentence of this paragraph) or violation of any contractual duty or duty implied by law. Debtor agrees that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after Debtor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, Debtor shall not assert, and Debtor shall be deemed to have waived, any claim or defense arising therefrom.

     (r) Indemnity. Debtor shall indemnify, defend and hold Secured Party, its parent, affiliates, officers, directors, agents, employees, consultants, persons engaged by Secured Party to evaluate or monitor the Collateral, auditors and attorneys harmless from and against any loss, cost, expense (including reasonable attorneys' fees and costs and any consultants' or other experts' fees and expenses), damage, penalty, fine, claim, lien, suit, judgment or liability of every kind and nature arising directly or indirectly out of (i) any Loan Document, (ii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral, except to the extent the loss, expense, damage or liability arises solely and directly from Secured Party's gross negligence or willful misconduct, (iii) any Environmental Laws, and (iv) the enforcement by Secured Party of its rights or remedies hereunder. Any payments required to be made hereunder shall be due and payable on demand.

     (s) Payments Set Aside. If any payment is made to Secured Party or Secured Party enforces its security interest or exercises its right of set off, and such payment or part, or any proceeds of such enforcement or set off are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Indebtedness or part thereof originally intended to be satisfied, and all liens, security interests, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

     (t) Expenses and Attorneys' Fees. Debtor shall be liable for all charges, costs, expenses and attorneys' fees incurred by Secured Party (including allocated costs of internal counsel): (i) in perfecting, defending, protecting or terminating its security interest in the Collateral, or any part thereof;
(ii) in the negotiation, execution, delivery, administration, amendment or enforcement of the Loan Documents or the collection of any amounts due under any Note or other Loan Document; (iii) in any lawsuit or other legal proceeding in any way connected with

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any of the Loan Documents, including any contract or tort or other actions, any arbitration or other alternative dispute resolution proceeding, all appeals and judgment enforcement actions and any bankruptcy proceeding (including any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan).

     (u) Complete Information. No representation or warranty made by Debtor in any Loan Document and no other document or statement now or hereafter furnished to Secured Party by or on behalf of Debtor contains or will contain any misstatement of a material fact or omit to state any material fact which would make the statements contained therein misleading. Except as expressly set forth in the Schedules, there is no fact known to Debtor that has or could have a materially adverse affect on the business, operation, condition (financial or otherwise), performance, properties or prospects of Debtor or Debtor's ability to timely pay all of the Indebtedness and perform all of its other obligations contained in or secured by this Agreement.

     (v) Collateral Documentation. Debtor shall deliver to Secured Party prior to any advance, satisfactory documentation regarding the Collateral to be financed, including such invoices, canceled checks evidencing payments, or other documentation as may be reasonably requested by Secured Party. Additionally, Debtor shall satisfy Secured Party that Debtor's business and financial information is as has been represented and there has been no material change in Debtor's business, financial condition, or operations.

3. Prepayment. Upon forty-five (45) days prior written notice to Secured Party, Debtor may prepay in whole, but not in part, the then entire unpaid principal balance of any Note, together with all accrued and unpaid interest thereon to the date of such prepayment, provided that in addition to such prepayment, Debtor shall pay (i) any and all other sums then due under any of the Loan Documents, and (ii) a prepayment fee as liquidated damages and not as a penalty, in a sum equal to one percent (1%) of the principal balance prepaid for each full or partial twelve (12) month period by which the date of the prepayment precedes the scheduled date of the final installment of principal under the Note. The prepayment fee described in clause (ii) above shall also be due upon the acceleration of the maturity date of any Note following the occurrence of any Event of Default.

4. Events of Default. If any one of the following events (each of which is herein called an "Event of Default") shall occur: (a) Debtor fails to pay any part of the Indebtedness within ten (10) calendar days of its due date, provided, however, that Secured Party shall give notice thereof to Debtor on the first two (2) such occasions in

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any one calendar year and it shall not be an Event of Default hereunder in those occasions unless Debtor fails to pay the amount due within ten (10) days of such notice, or (b) any warranty or representation of Debtor in any Loan Document is materially untrue, misleading or inaccurate, or (c) Debtor or any Guarantor breaches or defaults in the performance of any other agreement or covenant under any Loan Document, or (d) Debtor or any Guarantor breaches or defaults in the payment or performance of any debt or other obligation owed by it to Secured Party or any affiliate of Secured Party, and Secured Party has (without being obligated to do so) declared such event, an Event of Default hereunder, or (e) Debtor breaches or defaults in the payment or performance of any debt or other obligation, whether now or hereafter existing, with an outstanding principal balance in excess of One Million and 00/100 Dollars ($1,000,000.00), and the same is subsequently accelerated, or (f) there shall be a change in the beneficial ownership and control, directly or indirectly, of the majority of the outstanding voting securities or other interests entitled (without regard to the occurrence of any contingency) to elect or appoint members of the board of directors or other managing body of Debtor or any Guarantor (a "change of control"), or there is any merger, consolidation, dissolution, liquidation, winding up or sale or other transfer of all or substantially all of the assets of Debtor or any Guarantor pursuant to which there is a change of control or cessation of Debtor or the Guarantor or the business of either, or (g) any money judgment is entered or filed against Debtor or any Guarantor in excess of One Million and 00/100 Dollars ($1,000,000.00), or (h) Debtor or any Guarantor shall file a voluntary petition in bankruptcy, shall apply for or permit the appointment by consent or acquiescence of a receiver, conservator, administrator, custodian or trustee for itself or all or a substantial part of its property, shall make an assignment for the benefit of creditors or shall be unable, fail or admit in writing its inability to pay its debts generally as such debts become due, or (i) there shall have been filed against Debtor or any Guarantor an involuntary petition in bankruptcy or Debtor or any Guarantor shall suffer or permit the involuntary appointment of a receiver, conservator, administrator, custodian or trustee for all or a substantial part of its property or the issuance of a warrant of attachment, diligence, execution or similar process against all or any substantial part of its property; unless, in each case, such petition, appointment or process is fully bonded against, vacated or dismissed within forty-five (45) days from its effective date, but no later than ten (10) days prior to any proposed disposition of any assets pursuant to any such proceeding, (j) if there is a material adverse change in the business or financial condition or prospects of Debtor, or any Guarantor, then, and in any such event, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided, or (k) Debtor ceases conducting business at its store located at 120 - 31st Street SE, Puyallup, Washington.

5. Remedies. Upon the occurrence of an Event of Default, in addition to all rights and remedies of a secured party under the Uniform Commercial Code, Secured Party

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may, at its option, at any time (a) declare the Indebtedness to be immediately due and payable; (b) without demand or legal process, enter the premises where the Collateral may be found and take possession of and remove the Collateral, all without charge to or liability on the part of Secured Party; or (c) require Debtor to assemble the Collateral, render it unusable, and crate, pack, ship, and deliver the Collateral to Secured Party in such manner and at such place as Secured Party may require, all at Debtor's sole cost and expense. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS, IF ANY, TO (1) PRIOR NOTICE OF REPOSSESSION AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. Secured Party may, at its option, ship, store and repair the Collateral so removed and sell any or all of the Collateral at a public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, it being understood and agreed that Secured Party may be a buyer at any such sale and Debtor may not, either directly or indirectly, be a buyer at any such sale. The requirements, if any, for reasonable notice will be met if such notice is mailed postage prepaid to Debtor at its address shown above, at least five (5) days before the time of sale or disposition. After any such sale or disposition, Debtor shall be liable for any deficiency of the Indebtedness remaining unpaid, with interest thereon at the rate set forth in the related Notes.

6. Cumulative Remedies/Marshaling. All remedies of Secured Party hereunder are cumulative, are in addition to any other remedies provided for by law or in equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Debtor or any third party in favor of Secured Party, all of which may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured Party to exercise, and no delay in exercising any right or remedy, shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Agreement or any other Loan Document or the Indebtedness, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy. Secured Party shall not be under any obligation to marshal any assets in favor of Debtor, any Guarantor or any other person or against or in payment of any or all of the Indebtedness.

7. Assignment. Secured Party may transfer or assign all or any part of the Indebtedness and the Loan Documents without releasing Debtor or the Collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the

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rights, powers, privileges and remedies of Secured Party to the extent assigned or transferred. The obligations of Debtor shall not be subject, as against any such assignee or transferee, to any defense, set-off, or counter-claim available to Debtor against Secured Party and any such defense, set-off, or counter-claim may be asserted only against Secured Party.

8. Time is of the Essence. Time and manner of performance by Debtor of its duties and obligations under the Loan Documents is of the essence. If Debtor shall fail to comply with any provision of any of the Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party shall be paid by Debtor upon demand and shall be added to the Indebtedness. Any such action by Secured Party shall not constitute a waiver of Debtor's default.

9. Enforcement. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of Illinois, without regard to principles of conflicts of law. At Secured Party's election and without limiting Secured Party's right to commence an action in any other jurisdiction, Debtor hereby submits to the exclusive jurisdiction and venue of any court (federal, state or local) having situs within the State of Illinois, expressly waives personal service of process and consents to service by certified mail, postage prepaid, directed to the last known address of Debtor, which service shall be deemed completed within ten (10) days after the date of mailing thereof.

10. Further Assurance; Notice. Debtor shall, at its expense, execute and deliver such documents and do such further acts as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder, to carry out the intention or facilitate the performance of the terms of the Loan Documents or to assure the validity, perfection, priority or enforceability of any security interest created hereunder. Debtor agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's interest in the Collateral upon request of, and as determined by, Secured Party, and Debtor hereby specifically authorizes Secured Party to prepare and file Uniform Commercial Code financing statements and other documents and to execute same for and on behalf of Debtor as Debtor's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. All notices required or otherwise given by either party shall be in writing and shall be delivered by hand, by registered or certified first class United States mail, return receipt requested, or by overnight courier to the other party at its address stated herein or at such other address as the other party may from time to time designate by written notice. All notices shall be deemed given when received, when delivery is refused or

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when returned for failure to be called for. Each provision of this Agreement shall remain in full force and effect until all of the Indebtedness is fully, finally and indefeasibly satisfied and, notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Debtor and Secured Party set forth in Sections 2(p), 2(r), 2(s), 2(t), 9 and 12 shall survive the full, final and indefeasible satisfaction of the Indebtedness.

11. Joint and Several Obligation. If this Agreement is executed by more than one person as Debtor, each such Debtor hereby acknowledges it is jointly and severally liable for and unconditionally guarantees the prompt and full payment and performance of all obligations of each other Debtor hereunder and under the other Loan Documents.

12. Waiver of Jury Trial. Debtor and Secured Party hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising in connection with any of the Loan Documents. Debtor and Secured Party acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into the Loan Documents, and that each will continue to rely on the waiver in their related future dealings. Debtor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.

13. Complete Agreement. The Loan Documents embody the entire agreement among the parties hereto superseding all prior commitments, agreements, representations, and understandings, whether written or oral relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. The Loan Documents may not be altered, modified or terminated in any manner except by a writing duly signed by the parties thereto. Debtor and Secured Party intend the Loan Documents to be valid and binding and no provisions hereof and thereof which may be deemed unenforceable shall in any way invalidate any other provisions of the Loan Documents, all of which shall remain in full force and effect. The Loan Documents shall be binding upon the respective successors, legal representatives, and assigns of the parties. The Schedules are incorporated herein by this reference and made a part hereof.

IN WITNESS WHEREOF, Secured Party and Debtor have each signed this Agreement as of the day and year first above written.

HELLER FINANCIAL, INC.                    G.I. JOE'S, INC.
a Delaware Corporation                    an Oregon Sub S-Corporation


By: /s/ Clifford A. Lehman                By:  /s/ Philip M. Pepin
    -------------------------------            ---------------------------------
Name:   Clifford A. Lehman                Name:    Philip M. Pepin
      -----------------------------             --------------------------------
Title:  Senior Vice President             Title:   Vice President
       ----------------------------              -------------------------------

                                    SCHEDULE

                            Description of Collateral

Description of Collateral (Full description including make, model and serial number):

     See Schedule A attached hereto and made a part hereof.

Place where Collateral is to be kept:

     120 - 31st Street S.E., Puyallup, Washington 98373

Other liens, encumbrances or security interests to which Collateral is or may be subject, if any:

     NIA

Other Collateral

     NIA

Other:

If Collateral is attached or to be attached to real estate, set forth:

Address of Real Estate (Including County, block number, lot number, etc.):

     See Exhibit B attached hereto and made a part hereof.

Record Owner of Real Estate (Name and Address):

     South Hill Village Limited Partnership

If the real estate at which the Collateral is to be kept is leased:

Name and Address of Lessor of Real Estate:



                                            /s/
                                            ------------------------------------
                                                                        Initials

                                   SCHEDULE A
                                   Page 1 of 7

Schedule annexed to and made a part of a certain Security Agreement dated the 31st day of October 1997, or related documentation by and between the undersigned.

Description of Collateral (Quantity; New/Used; Model; General Description; and if applicable, Engine and/or Serial Number), together with all products and proceeds (including insurance proceeds) thereof, any, and if all increases, substitutions, replacements, attachments, additions, and accessions thereto:

Equipment located at: 120 - 31st Street S.E., Puyallup, Washington 98373

  Qnty.    Vendor                         Invoice #           General Description                     Serial Number
-------------------------------------------------------------------------------------------------------------------
  2800     A & E Products Group           633902              17" Clear Sty Top w/RE

  9100                                                        14" Clear PS MB w/5" HK

   500                                                        17" Clear PS BR w/RG HK

    1      Accu Time Systems Inc.         8677                S3000 Modem with 2x20LCD and
                                                              GlobTek power pack
    2      Accutech Northwest             2164                Accutech Triad PC with Pentium          970714A
                                                              133 MHz CUP, 512K pipeline              970714B
                                                              Cache, 15 MB EDO Ram, WD .2 GB
                                                              Hard Drive, 14.44 MB floppy
                                                              drive, floppy lock, Diamond
                                                              Stealth 54 PCI 2 MB video, PS/2
                                                              port, 3 Com Token Ring NIC, 15x
                                                              CD ROM, Logitech trackball,
                                                              minitower case with 240 Watt
                                                              PS., Windows 95, Windows 95
                                                              keyboard, GIJ power cord, and
                                                              15" SVGA monitor

    3                                                         Accutech Receiving PC with              970714C
                                                              Pentium 133 MHz CPU, 512K               970714D
                                                              pipeline cache, 15MB EDO Ram, WD        970714E
                                                              1.2 GB hard drive, 1.444 MB
                                                              floppy drive. floppy lock,
                                                              Diamond Stealth 54 PCI 2 MB
                                                              video, PS/2 port, 3 COM token
                                                              ring NIC, Logitech trackball,
                                                              mini tower case 2/ 250 watt PS.
                                                              Windows 95, Windows 95 keyboard,
                                                              GIJ power cord, and 15" SVGA
                                                              monitor

                                   SCHEDULE A
                                   Page 2 of 7
-------------------------------------------------------------------------------------------------------------------
    1                                                         Accutech Min PC with Pentium 133        970714F
                                                              MHz CPU, 15K pipeline cache, 15
                                                              MB EDO RAM, WD 1.2 GB hard
                                                              drive, 1.44 MB floppy drive,
                                                              floppy lock, Diamond Stealth 54
                                                              PCI 2 MB video, PS/2 port, 3 Com
                                                              token ring NIC, 15x CD ROM,
                                                              Logitech trackball, mini tower
                                                              case w/250 watt PS, Windows 95,
                                                              Windows 95 keyboard, GIJ power
                                                              cord, and 15" SVGA monitor

    3                                                         Lexmark Optra 4+ Printer (IBM
                                                              4049-RA1)

    1                                                         MS Office 95 Professional License

    1                                                         IBM 2210-12T Router

    1      Accutech Northwest             2164                IBM 8226-001 RJ45 Token Ring MAU

    1                                                         APC BK 450 UPS

    1                                     2205                Okidata 320 Turbo Printer with          611 A22354
                                                              Serial Interface and Serial
                                                              Interface Cable for Ticketmaster
                                                              Terminal

    1      Applied Handling NW Inc.       970048              Seismic Engineering Calculations
                                                              & Drawings

    3                                     970098              Frame; Used Beams (20)

                                          970101              44"x144" Frame with 6x6x3/8 FP
                                                              (20); Used Beams (84)

    1      Ariniello, Ed                  7164                Temporary Drop Box

           Bon Art International          M0043759            Grid Gondola (11); T-Frame Unit
                                                              8'x36" (6); T-Frame Unit 12'x36"
                                                              (8); T-Frame Unit 24'x36" (1);
                                                              T-Frame 12' (4); T-Frame
                                                              8'x36"x84" (5); T-Frame
                                                              4'x36"x72"

           Burgeners Woodworking Inc.     2734                Wood Fixtures

                                          5339                Wood Fixtures

                                          5367                Wood Fixtures

   14      Checkmate Electronics Inc.     9761                Standard Care Reader System Type
                                                              430-RCB04 - 48"

   10      Choice Solutions Inc.          07510A              Netsoft Portfolio Select

           Classic Displays               1171                Rotating Rod Display (14); 48"
                                                              12 Bow Rack (2)

   100     Commercial Design Systems      0003996             Aisle Markers
           Inc.

    1                                     0004030             Decor down payment

                                   SCHEDULE A
                                   Page 3 of 7
-------------------------------------------------------------------------------------------------------------------
    1      Continental Store Fixtures     003684              Streater with Top Panel Bracket
           Inc.

   32                                     003702              Streater with Top Panel Bracket

    1      Cummins-Allison Corp.          730012              Jetcount Cash Counter Model 4021

    1                                     730013              Encoder with RS232 and Single
                                                              Pocket

           Dahlhauser Manufacturing Co.   50098               6" Slatwall Hook (500); 8 1/2"
                                                              BR-back no bend on the end
                                                              (100); 8 1/2" BR-back (100);1/2"
                                                              BR-back no bend on the end; 12"
                                                              Can Driver (100); 14" Can Driver
                                                              (1,600); 12" Plastic Back
                                                              Scanner (500); 4" Plastic Back
                                                              Scanner (600); 6" Plastic Back
                                                              Scanner (1,000); 8" Plastic Back
                                                              Scanner (15,000); 8" Slatwall
                                                              Hook (400)

    1      Darcomm                        D97062702           DSU/CSU S/A                             7055275

    1      Diamondback                    440753              AVR Housing End Caps

    1                                                         Shimano HG Chin Pins

    2                                                         Bullshot Bearing Grease

    1                                                         PRK PRS-3 SLG RPR Stand w/Base

    2                                                         F-Line Gripshift Lube

    2                                                         F-Line Ecotech Degreaser

    1      Diamondback                    440753              Whls 4MM Ally Ferle

    5                                                         DC 11/8" Star Flngle Washer Asbly

    1                                                         DC Mnt Hot Tip End Caps

           Discovery Plastics Inc.        187986              3" Chrome Stem (100); IVC-Mag
                                                              Hugger for C.S. Sign (55)

                                          187985              7x5 1/2 Chrome Channel (280);
                                                              11x7 Chrome Stem Signholder
                                                              (100); 3" Tapered  Chrome Stem
                                                              350); 5 1/2x3 1/2 Econ Slantback
                                                              Centertop 26); 7x5 Econ
                                                              Slantback Centertop (10);
                                                              5 1/2x3 1/2 Econ Slantwall (800);
                                                              7x5 1/2 Econ Slantwall (80);
                                                              2088E with retainer cable (600);
                                                              Joe's Coil (450)

   242     Display Concepts               345484              Faceout Rect Tube Chrome

           Eastwood Metal Products Inc.   00071436            3x12 Divider (100); 3x14 Divider
                                                              (500); 3x48 Fence (80); 6x18
                                                              Divider (25)

                                                                      SCHEDULE A
                                                                     Page 4 of 7
-------------------------------------------------------------------------------------------------------------------
                                          00071671            6x28 Divider (350); 6x18 Divider
                                                              (100)

  1,050    Grand And Benedicts Inc.       0395159             Plastic Coated Coil

   24                                     0397877             Black Club Rack with Pegboard
                                                              Adapters

                                          0397878             5" Base (25) 14x22 bulletin Card
                                                              Stand (10)

                                          0397885             3/8" Pacer Caster (38) 4-Way
                                                              Rack with Four Adjustable
                                                              Arms (55); Chrome Quad Rack
                                                              with Vertical Spider ( 55);
                                                              Adjustable Arm for Quad Rack
                                                              (220); Rectangular 2-Way
                                                              Combo Arm (14); Tri Level
                                                              Round Rack with 36" Casters
                                                              (71); 4-Way Racks with Three
                                                              Adjustable I-Slant (38);
                                                              Chrome Quad Rack with
                                                              Vertical Spider (38); Adjustable
                                                              Arm for Quad Rack (114); 16"
                                                              Slant Arms for Quad Rack (38)

                                          0399221             24" Temp Round 3/16" Polished
                                                              (l2); 2 1/4x4 1/4 Vinyl Envelopes
                                                              (5); 3 3/16x5 11/16 Medium
                                                              Vinyl Pouch (3); 6"x9" vinyl
                                                              envelope (2)

                                          0400188             48" Black Fish Rod Rack (15);
                                                              36" Black Net Rack (2); 48"
                                                              Black Net Rack (3)

    1      Hamilton Engine Sales Inc.     211834              Power-Gard Generator Model AE8          E972196
                                                              with 7200 watt 120/240 Vac.
                                                              Single Phase 50 Cycle, 3600 RPM,
                                                              Automatic Start & Stop, Natural
                                                              Gas Fired Generator with 50 Amp
                                                              Auto Transfer Switch and Sound
                                                              Attenuated Enclosure and Battery
                                                              Charger

    1      Honeywell Protection Services  107PS283-142        Security System
                                          358PS098-142

    1      Honeywell Protection Services  276PS523-722        Notifier Fire Panel

    1      IBM Corporation Sm2            P4C7133             Data Cable

                                          P4D2014             ATT Cable (6); Loot Attachment
                                                              (4)

    1                                     P524606             Cable

           Lindcraft Incorporated         7498                L-9 Black Straight Floor Stand
                                                              (95); 9' Black Connecting Pipe
                                                              (8); 10' Black Connecting Pipe
                                                              (2); Black Bar Coupler (4)

                                   SCHEDULE A
                                   Page 5 of 7
-------------------------------------------------------------------------------------------------------------------
           Lockwood Manufacturing Co.     38518               65" Grey Garment Rack (2) Four
                                                              Shelf Narrow Stock Truck with
                                                              Rubber Casters (4)

    2                                     38472               65"x4" Grey Garment Rack; Pallet
                                                              Jack; Economy Lumber & Paneling
                                                              Cart (1); 24x48 Steel Platform
                                                              Truck; 30x60 Steel Platform
                                                              Truck; Four Shelf Narrow Stock
                                                              Truck with Rubber Casters (4)

    4      Madix Store Fixtures           T711165             W-Hooks

    8      Moon International             020941              Custom Checkstand Lights

    1      New Hermes Incorporated        GA593636-0          1/8 Bply/Gf1ex Carb Cutter (2)          728710
                                                              IM-3 Engravograph Engravocolor
                                                              Sticks; 2 3/4 Slide; Vertical
                                                              Triple Slide; Standard Block
                                                              Cond Cap Set

    1      Pipp Mobile Storage System     7373                Pipp Mobile System with Shelving
           Inc.

                                          7477                Pipp Mobile System with Shelving
                                                              and Particle Board

    6      Pos Peripheral Products Inc.   1363                Symbol Tech LS2030 Scanner with
                                                              5b Cable

   240     Rehrig International Inc.      129868              Black Handbasket

   10                                     130012              6" No Seat Garden Center Cart

           Robertson And Olson            5284                Misc. Construction Materials
           Construction                   5294
                                          5307

           Streater Inc.                  34642               Miscellaneous Department Fixtures
                                          34949
                                          34950
                                          35228
                                          35745
                                          36576

   10      Thurber Technology Group       0000956             MS Exchange Cal's MOLP-A

   10                                                         MS NT MOLP-A Cal's

    2      Triad Systems Corporation      97014937            Lasercat Software

    1      United Bicycle Parts Inc.      29135               Axle Nut 7& Washer Kit; Bottom
                                                              Bracket Kit; Carbon Ball Bearing
                                                              Kit, Small; Bearing Retainer
                                                              Kit; Bicycle Research Spare Kit;
                                                              Brake & Derailleur Ferrule Kit;
                                                              Hex Zinc Fastener Kit; Headset
                                                              Spacer Kit; Shimano Cantilever
                                                              Kit; Shimano Axle Kit

                                   SCHEDULE A
                                   Page 6 of 7
-------------------------------------------------------------------------------------------------------------------
    1      United Bicycle Tool            000074046           Park Spoke Wrench (Green); Park
                                                              Spoke Wrench (Red);1/2" Pedal Tap
                                                              Set (2); Shimano Cable & Housing
                                                              Cutter; Shimano Ex Freehub
                                                              Remover; Shimano Freehub body
                                                              tool; Stein Seapost sizing Rods;
                                                              United Brass Crown Rase Setter;
                                                              1-1/8" Oversize Crown Rase Set;
                                                              United 1-1/4" Crown Rase Set;
                                                              Copper Soft Jaws - 5"; UB
                                                              Grab-It Magnet; Tap Handle for
                                                              Pedal Taps; Var Universal Crown
                                                              Race Remover; Sutherlands 6th
                                                              Edition; Minoura Steel Dishing
                                                              Tool; Park Deluxe Single-less
                                                              Base; Park Wheel Truing Jig
                                                              (Shop); Base Plate for PRS3

                                          000074047

           Vail Wire                      63176               24"x84" Tri Unit with Slat Grid

    1      Vermont Ski Safety Equipment   15                  Vermont Release Calibrator Kit
           I

    1      WW Grainger Inc.               930-965716-2        HP Air Compressor; Air Blowgun
                                                              (2); 1/3" F Npt Air Chuck (2);
                                                              3/8" x9' Recoil Hose; 14.4V
                                                              Cordless Drill; 14.4V Battery;
                                                              5" Bench Grinder; 4" Utility
                                                              Vise; 30 Drawer Parts Cabinet
                                                              (3); 9 Drawer Cabinet (4); Parts
                                                              Storage Cabinet (2)

                                   SCHEDULE A
                                   Page 7 of 7
-------------------------------------------------------------------------------------------------------------------
    1      Wintersteiger Div. Sports      68193               Black Repair Candle (3); Clear
                                                              Repair Candle (3); Clear
                                                              Sintered Base Material (2);
                                                              Black Sintered Base Material
                                                              (2); Double Ski Vise; Adjustable
                                                              Ski Rest; T-Line Board Fix;
                                                              Snowboard Adapter for SPBU (2);
                                                              Metric Tape Measure (2);
                                                              Magnetic Tool Holder (3);
                                                              Snowboard Insert Drill Bit;
                                                              Mounting Vise; Tool Retractor
                                                              (2); and held Base Extruder; 6"
                                                              Federal File (5); 8" Federal
                                                              File (5); 10" Federal File (3);
                                                              Panser File 300MM; Panser File
                                                              Holder 300MM; Bevel Sleeves;
                                                              Snowboard Bevel Sleeves; Polish
                                                              Stick (2); Pocket Deburring
                                                              Stone (3); 4" Fine Diamond
                                                              Stone; 4" Coarse Diamond Stone;
                                                              Small Gummi Stones (3) Snowboard
                                                              Metal Scraper; Single Plexi
                                                              Scraper (12); Iron; Emery Cloth;
                                                              HW-100 Base Plane; Veg Oil
                                                              Emulsion; Belt Breaking Stone;
                                                              Belt Cleaning Brush; Safety
                                                              Glasses (2); Non Abrasive
                                                              Buffing Pad (10); Brake Retainer
                                                              (10); Silicon Spray (3); Clear
                                                              Hrp Polyethylene (2); Black Hrp
                                                              Polyethylene

    1      Wintersteiger Div. Sports      68330               Total Tolls Snowboard 1x 220;
                                                              Adult Ramp; Plastic Boot Inserts
                                                              (2); Mineral Oil Emulsion (2);
                                                              Melting Wax (10)

HELLER FINANCIAL, INC.                      G.I. JOE'S, INC.
Secured Party                                          Debtor


By:    /s/ Clifford A. Lehman               By:    /s/ Philip M. Pepin
    ---------------------------------           -------------------------------
Name:  Clifford A. Lehman                   Name:  Philip M. Pepin
      -------------------------------             -----------------------------
Title: Senior Vice President                Title: Vice President
       ------------------------------              ----------------------------

                                    EXHIBIT B

                     SOUTH HILL VILLAGE LIMITED PARTNERSHIP/
                                G.I. JOE'S, INC.



PARCEL #1:
---------

Commencing at the Northeast corner of the Northwest quarter of the Southwest quarter of SECTION 3, TOWNSHIP 19 NORTH, RANGE 4 EAST of the Willamette Meridian;
Thence along the North line of said subdivision, North 88 degrees 34 minutes 04 seconds West, 769.89 feet;
Thence South 00 degrees 56 minutes 36 seconds West, 27.00 feet to the Southerly margin of 31st Avenue Southeast, as conveyed to the City of Puyallup by deed recorded under A.F.N. 9406200692, and the true point of beginning;
Thence North 88 degrees 34 minutes 04 seconds West, along said margin, 442.03 feet;
Thence South 03 degrees 58 minutes 13 seconds East 0.22 feet to a point on a non-tangent curve concave to the Southeast, the radius point of which bears South 04 degrees 37 minutes 19 seconds East, 40.00 feet;
Thence Southwesterly, along said curve through a central angle of 85 degrees 17 minutes 17 seconds for an arc distance of 59.54 feet to the Easterly margin of Meridian Street as established by City of Puyallup Vacation Ordinance No. 2406 and recorded under Auditor's Fee No. 9409130085;
Thence along said Easterly margin, South 00 degrees 05 minutes 24 seconds West
127.47 feet to the P.C. of a curve concave to the Northwest having a radius of
196.45 feet; Thence Southwesterly, along said curve through a central angle of 18 degrees 31 minutes 51 seconds for an arc distance of 63.54 feet, Thence South 18 degrees 37 minutes 15 seconds West, 48.83 feet to the P.C. of a curve concave to the Northwest having a radius of 268.18;
Thence Southwesterly, along said curve through a central angle of 05 degrees 12 minutes 48 seconds for an arc distance of 24.40 feet;
Thence South 23 degrees 50 minutes 03 seconds West 159.49 feet; Thence South 00 degrees 56 minutes 32 seconds West, 175.15 feet to the Northerly margin of SR 512-5N;
Thence along said Northerly margin South 40 degrees 13 minutes 03 seconds East,
132.28 feet;
Thence South 25 degrees 14 minutes 05 seconds East 64.54 feet;
Thence South 14 degrees 48 minutes 43 seconds East 70.32 feet;
Thence South 12 degrees 43 minutes 50 seconds East 46.47 feet;
Thence South 06 degrees 40 minutes 55 seconds East 242.20 feet;
Thence leaving said margin South 89 degrees 03 minutes 24 seconds East 144.21 feet;

                                   EXHIBIT B

Thence South 00 degrees 54
minutes  36  seconds   West  83.53  feet  to  a  point  of   curvature;
Thence Southwesterly, along a curve concave to the right with a radius of 35.00 feet, through a central angle of 94 degrees 31 minutes 35 seconds for an arc distance of 57.74 feet;
Thence North 84 degrees 31 minutes 49 seconds West 79.17 feet to a point of curvature;
Thence Northwesterly, through a curve concave to the right with a radius of
35.00 feet, through a central angle of 99 degrees 10 minutes 32 seconds for an arc distance of 60.58 feet to the Easterly margin of SR 161;
Thence along said Easterly margin South 14 degrees 38 minutes 43 seconds West
53.94 feet to the Northerly margin of 35th Avenue Southeast as conveyed to the City of Puyallup by deed recorded under A.F.N. 9406200691;
Thence South 69 degrees 55 minutes 13 seconds East, along said Northerly margin,
30.27 feet;
Thence South 84 degrees 31 minutes 49 seconds East, along said Northerly margin,
119.98 feet;
Thence South 89 degrees 03 minutes 24 seconds East, along said Northerly margin,
136.24 feet;
Thence North 00 degrees 56 minutes 36 seconds East 560.00 feet;
Thence, parallel with said Northerly margin, South 89 degrees 03 minutes 24 seconds East 125.09 feet;
Thence North 00 degrees 56 minutes 36 seconds East 709.56 feet to the Southerly margin of 31st Avenue Southeast as conveyed to the City of Puyallup by deed recorded under A.F.N. 9406200692, and the true point of beginning.

EXCEPT THEREFROM the following three parcels:

Commencing at a point 30 feet North and 30 feet West of the Southeast corner of the Northwest quarter of the Southwest quarter of SECTION 3, TOWNSHIP 19 NORTH, RANGE 4 EAST, W.M.,
Pierce County, Washington;
Thence parallel with the South line of said subdivision, North 89 degrees 03 minutes, 24 seconds West 904 feet;
Thence North 00 degrees 56 minutes 36 seconds East 549.78 feet;
Thence parallel with the South line of said subdivision, North 89 degrees 03 minutes 24 seconds West, 126.10 feet to the true point of beginning;
Thence continue North 89 degrees 03 minutes 24 seconds West, 179.81 feet; Thence South 00 degrees 56 minutes 36 seconds West, 89.84 feet;
Thence South 35 degrees 23 minutes 29 seconds East, 68.32 feet;
Thence parallel with the South line of said subdivision, south 89 degrees 03 minutes 24 seconds East 139.33 feet;

                                   EXHIBIT B

Thence North 00 degrees 56 minutes 36 seconds East, 144.88 feet to the true point of beginning.
Commencing at the Northeast corner of the Northwest quarter of the Southwest quarter of SECTION 3, TOWNSHIP 19 NORTH, RANGE 4 EAST of the Willamette Meridian;
Thence along the North line of said subdivision, North 88 degrees 34 minutes 04 seconds West, 769.89 feet;
Thence South 00 degrees 56 minutes 36 seconds West, 27.00 feet to the Southerly margin of 31st Avenue Southeast, as conveyed to the City of Puyallup by deed recorded under A.F.N. 9406200692;
Thence North 88 degrees 34 minutes 04 seconds West along said margin, 219.01 feet, and the true point of beginning;
Thence North 88 degrees 34 minutes 04 seconds West, along said margin, 223.02 feet;
Thence South 03 degrees 58 minutes 13 seconds East, 0.22 feet to a point on a non-tangent curve concave to the Southeast, the radius point of which bears South 04 degrees 37 minutes 19 seconds East, 40.00 feet;
Thence Southwesterly, along said curve through a central angle of 85 degrees 17 minutes 17 seconds for an arc distance of 59.54 feet to the Easterly margin of Meridian Street as established by City of Puyallup Vacation Ordinance No. 2406 and recorded under Auditor's Fee No. 9409130085;
Thence along said Easterly margin, South 00 degrees 05 minutes 24 seconds West
127.47 feet to the P.C. of a curve concave to the Northwest having a radius of
196.45 feet;
Thence Southwesterly, along said curve through a central angle of 18 degrees 31 minutes 51 seconds for an arc distance of 63.54 feet;
Thence South 18 degrees 37 minutes 15 seconds West, 48.83 feet to the P.C. of a curve concave to the Northwest having a radius of 268.18;
Thence Southwesterly, along said curve through a central angle of 05 degrees 12 minutes 48 seconds for an arc distance of 24.40 feet;
Thence South 23 degrees 50 minutes 03 seconds West 159.49 feet; Thence South 00 degrees 56 minutes 32 seconds West, 175.15 to the Northerly margin of SR 512-5N; Thence along said Northerly margin South 40 degrees 13 minutes 03 seconds East,
102.95 feet;
Thence, leaving said margin, South 89 degrees 03 minutes 24 seconds East 259.03 to a point of curvature;
Thence Northeasterly, along a 25.00 foot radius curve to the left, through a central angle of 90 degrees for an arc distance of 39.27 feet;
Thence North 00 degrees 56 minutes 36 seconds East 672.76 feet to the Southerly margin of 31st Avenue Southeast as conveyed to the City of Puyallup by deed recorded under A.F.N. 9406200692, and the true point of beginning.

                                   EXHIBIT B

Commencing at a point 30.00 feet North and 30.00 feet West of the Southeast corner of the Northwest quarter of the Southwest quarter of SECTION 3, TOWNSHIP 19 NORTH, RANGE 4 EAST of the Willamette Meridian;
Thence parallel with the South line of said subdivision, North 89 degrees 03 minutes 24 seconds West, 1027.74 feet;
Thence North 00 degrees 56 minutes 36 seconds East, 20.00 feet to the true point of beginning;
Thence continuing North 00 degrees 56 minutes 36 seconds East 120.79 feet; Thence South 89 degrees 03 minutes 24 seconds East, 110.58 feet;
Thence South 00 degrees 57 minutes 45 seconds West, 120.79 feet;
Thence North 89 degrees 03 minutes 24 seconds West, 110.54 feet to the true point of beginning.

PARCEL #2:
---------

Commencing at the Northeast corner of the Northwest quarter of the Southwest quarter of SECTION 3, TOWNSHIP 19 NORTH, RANGE 4 EAST of the Willamette Meridian;
Thence along the North line of said subdivision, North 88 degrees 34 minutes 04 seconds West, 769.89 feet;
Thence South 00 degrees 56 minutes 36 seconds West, 27.00 feet to the Southerly margin of 31st Avenue Southeast, as conveyed to the City of Puyallup by deed recorded under A.F.N. 9406200692;
Thence North 88 degrees 34 minutes 04 seconds West, along said margin, 219.01 feet, and the true point of beginning;
Thence North 88 degrees 34 minutes 04 seconds West, along said margin, 223.02 feet;
Thence South 03 degrees 58 minutes 13 seconds East, 0.22 feet to a point on a non-tangent curve concave to the Southeast, the radius point of which bears South 04 degrees 37 minutes 19 seconds East, 40.00 feet;
Thence Southwesterly, along said curve through a central angle of 85 degrees 17 minutes 17 seconds for an arc distance of 59.54 feet to the Easterly margin of Meridian Street as established by City of Puyallup Vacation Ordinance No. 2406 and recorded under Auditor's Fee No. 9409130085;
Thence along said Easterly margin, South 00 degrees 05 minutes 24 seconds West,
127.47 feet to the P.C. of a curve concave to the Northwest having a radius of
196.45 feet;
Thence Southwesterly along said curve through a central angle of 18 degrees 31 minutes 51 seconds for an arc distance of 63.54 feet;
Thence South 18 degrees 37 minutes 15 seconds West, 48.83 feet to the P.C. of a curve concave to the Northwest having a radius of 268.18;
Thence Southwesterly, along said curve through a central angle of 05 degrees 12 minutes 48 seconds for an arc distance of 24.40 feet;
Thence South 23 degrees 50 minutes 03 seconds West, 159.49 feet;

                                   EXHIBIT B

Thence South 00 degrees 56 minutes 32 seconds West, 175.15 feet to the Northerly margin of SR 512-5N;
Thence along said Northerly margin South 40 degrees 13 minutes 03 seconds East,
102.95 feet;
Thence leaving said margin, South 89 degrees 03 minutes 24 seconds East 259.03 feet to a point of curvature;
Thence Northeasterly along a 25.00 foot radius curve to the left, through a central angle of 90 degrees for an arc distance of 39.27 feet;
Thence North 00 degrees 56 minutes 36 seconds East 672.76 feet to the Southerly margin of 31st Avenue Southeast as conveyed to the City of Puyallup, by deed recorded under A.F.N. 9406200692, and the true point of beginning.

ALL Situate in the County of Pierce, State of Washington.

                                    EXHIBIT B



                     SOUTH HILL VILLAGE LIMITED PARTNERSHIP
                                G.I. JOE'S, INC.



                                    [Diagram]